SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS CROCI® Equity Dividend Fund
The following information replaces the existing disclosure contained under the “AVERAGE ANNUAL TOTAL RETURNS” sub-heading of the “PAST PERFORMANCE” section of the fund’s prospectus.
Average Annual Total Returns
(For periods ended 12/31/2017 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	3/18/1988	12.39	11.62	3.67
After tax on distributions		11.94	11.14	3.27
After tax on distributions and sale of fund shares		7.35	9.21	2.85
Class T before tax	6/5/2017	16.31	12.43	4.13
Class C before tax	9/11/1995	18.36	12.10	3.50
Class R before tax	10/1/2003	18.95	12.67	3.99
INST Class before tax	8/19/2002	19.56	13.25	4.61
Class S before tax	2/28/2005	19.55	13.23	4.51
Standard & Poor's 500 Index (S&P 500) (reflects no deduction for fees, expenses or taxes)		21.83	15.79	8.50

	Class Inception	1 Year	Since Inception
Class R6 before tax	3/2/2015	19.68	9.12
Standard & Poor's 500 Index (S&P 500) (reflects no deduction for fees, expenses or taxes)		21.83	11.11
Please Retain This Supplement for Future Reference
August 8, 2018
PROSTKR-1076